Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Maturity of Term Loan
On August 1, 2017, the Company made a final payment of $494,231 under its $7.5 million secured term loan described in Note 7, which included payment of a termination fee of $187,500.

Sale of CERC-501

On August 14. 2017, the Company sold all of its rights to CERC-501 to Janssen in exchange for initial gross proceeds of $25.0 million, of which $3.75 million was deposited into a twelve month escrow to secure certain indemnification obligations to Janssen. In addition to the initial proceeds, the terms of the agreement provide for a potential future $20 million regulatory milestone payment. Further, the terms of the agreement provide that Janssen will assume ongoing clinical trials and be responsible for any new development and commercialization of CERC-501.

NASDAQ Minimum Bid Price Requirement for Continued Listing
On February 24, 2017, the Company received a notice from the Nasdaq Listing Qualifications Staff that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2), as the Company's listed securities had not maintained a minimum bid price of $1 per share for previous 30 consecutive business days. This notification had no immediate effect on the Company’s listing on the Nasdaq Stock Market or on the trading of the Company’s common stock, Class A warrants or Class B warrants (prior to their expiration).

On June 30, 2017, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation in order to effect a reverse stock split of the Company’s common stock pursuant to which any whole number of issued and outstanding shares of common stock, between and including two and ten, would be combined into one share of common stock, at the sole discretion of the Board at any time prior to the Company’s 2018 Annual Meeting of Stockholders.

As a result of the Janssen Purchase Agreement that closed on August 14, 2017, the Company has requested and expects to be granted a second 180-day compliance period to monitor the Company’s ongoing minimum bid price in order to evaluate an appropriate reverse split, if necessary.

The following table presents pro forma select summary balance sheet data as of June 30, 2017, reflecting adjustments for the Janssen Purchase Agreement including (a) an increase in cash of $21,250,000, (b) recording of an escrow receivable from sale of $3,750,000 which represents managements best estimate of the amount ultimately to be collected, (c) recording estimated closing costs of approximately $125,000, and (d) recording a reduction to our accumulated deficit and increase to stockholders’ equity of $24,875,000 which reflects the pro forma gain to be recorded on the transaction after direct transaction costs are paid:

	As of June 30, 2017
	Actual	Pro forma
	(unaudited)	(unaudited)
Cash and cash equivalents	$5,460,699	$26,710,699
Escrow funds from the sale of asset	—	3,750,000
Total assets	6,047,731	31,047,731
Total liabilities	2,912,236	3,037,236
Preferred stock	4	4
Common stock	14,115	14,115
Additional paid in capital	76,915,611	76,915,611
Accumulated deficit	(73,794,235)	(48,919,235)
Total stockholders' equity	3,135,495	28,010,495